EXHIBIT 10.39
     FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT
This Fourth Amendment to Construction Loan Agreement is dated as of the 11th day of December, 2007, and is by and between RED TRAIL ENERGY, LLC, a North Dakota limited liability company (“BORROWER”), and FIRST NATIONAL BANK OF OMAHA (“BANK”), a national banking association established at Omaha, Nebraska.
WHEREAS, the BANK and BORROWER executed a written Construction Loan Agreement dated as of December 16, 2005 (“AGREEMENT”).
Now, Therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWER agree as follows:
     1. Terms which are typed herein as all capitalized words and are not defined herein shall have same meanings as when described in the AGREEMENT.
     2. On April 16, 2007, pursuant to Section 2.5 of the AGREEMENT, BORROWER executed and delivered to BANK its VARIABLE RATE NOTE, in the principal amount of $17,605,870.00; its LONG TERM REVOLVING NOTE, in the principal amount of $10,000,000.00; and its FIXED RATE NOTE, in the principal amount of $27,605,870.00. BORROWER has requested BANK to permit the replacement of the VARIABLE RATE NOTE in order to reduce the amount of borrowed funds subject to variable rates and to increase the portion of the OBLIGATIONS represented by fixed rate financing. As the result, on execution of this amendment, BORROWER will deliver a replacement of the VARIABLE RATE NOTE, with such replacement having the principal amount of $6,777,887.23, and a new note (“2007 FIXED RATE NOTE”) having a principal amount of $10,000,000.00.
     3. Effective immediately, Section 1.24 of the AGREEMENT is amended to read:
     1.24 “LOAN TERMINATION DATE” means the earliest to occur of the following: (i) as to the REVOLVING NOTE, July 17, 2008, as to FIXED RATE NOTE, 2007 FIXED RATE NOTE, VARIABLE RATE NOTE and as to LONG TERM REVOLVING NOTE, April 16, 2012, (ii) the date the OBLIGATIONS are accelerated pursuant to this AGREEMENT, and (iii) the date BANK has received (a) notice in writing from BORROWER of BORROWER’s election to terminate this AGREEMENT and (b) indefeasible payment in full of the OBLIGATIONS.
     4. Effective immediately, Section 2.5 of the AGREEMENT is amended to read:
     2.5 TERM LOAN. The existing balance on the CONSTRUCTION LOAN, including any advance made to increase WORKING CAPITAL, as of COMPLETION DATE will be restated and said balance will be paid by four promissory notes (“TERM NOTES”), hereafter called “FIXED RATE NOTE”,“2007 FIXED RATE NOTE”, “VARIABLE RATE NOTE”, and “LONG TERM REVOLVING NOTE”, in form mutually acceptable to BANK and BORROWER. The TERM NOTES evidence “TERM LOANS”. Payments on such TERM NOTES shall be as follows:
     On the sixteenth day of every third month, commencing three months after COMPLETION DATE, BORROWER shall pay to BANK the scheduled principal payment shown in Schedule I, attached hereto and by this reference made a part hereof, plus accrued interest on FIXED RATE NOTE, together with the scheduled principal payment shown in Schedule II, attached hereto and to the 2007 FIXED RATE NOTE, by this reference made a part hereof, plus accrued interest on 2007 FIXED RATE NOTE.
     In addition, on the sixteenth day of every third month, commencing three months after COMPLETION DATE, BORROWER shall pay $634,729.57 to BANK, which shall be allocated as follows:
     a. first to accrued interest on LONG TERM REVOLVING NOTE;
     b. next to accrued interest on VARIABLE RATE NOTE;
     c. next to principal on VARIABLE RATE NOTE;
     After VARIABLE RATE NOTE has been fully paid, such quarterly payments shall be allocated first to accrued interest on LONG TERM REVOLVING NOTE, and thence to principal, reducing available revolving loan capacity. All unpaid principal and accrued interest under the TERM LOANS shall be due and payable on LOAN TERMINATION DATE, if not sooner paid.
     5. BORROWER certifies by its execution hereof that the representations and warranties set forth in Section 5 of the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date.
     6. Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.
     IN WITNESS whereof the parties set their hands as of the date first written above.

First National Bank of Omaha		Red Trail Energy, LLC

By:	/s/ Andrew Wong	By:	/s/ Frank Kirschenheiter

Andrew Wong
	Commercial Loan Officer	Name:	Frank Kirschenheiter

		Title:	Secretary

And

		By:	/s/ Mike Appert

		Name:	Mike Appert

		Title:	Chairman

STATE OF NORTH DAKOTA	)
) ss.
COUNTY OF STARK	)
On this 27 day of December, 2007, before me, the undersigned Notary Public, personally appeared SECRETARY, the Secretary of Red Trail Energy, LLC, on behalf of said entity, and each acknowledged that he executed the foregoing Amendment to Loan Agreement as his voluntary act and deed and that of Red Trail Energy, LLC.
/s/ Deell Hoff
Notary Public

STATE OF NORTH DAKOTA	)	DEELL HOFF
	) ss.	Notary Public
COUNTY OF STARK	)	State of North Dakota
My Commission Expires Oct. 21, 2011
On this 27 day of December, 2007, before me, the undersigned Notary Public, personally appeared Mike Appert, the Chairman of Red Trail Energy, LLC, on behalf of said entity, and each acknowledged that he executed the foregoing Amendment to Loan Agreement as his voluntary act and deed and that of Red Trail Energy, LLC.
/s/ Deell Hoff
Notary Public

DEELL HOFF Notary Public State of North Dakota My Commission Expires Oct. 21, 2011

SCHEDULE “II” TO SWAP NOTE
AMORTIZATION SCHEDULE — U.S. RULE (NO COMPOUNDING), 360 DAY YEAR
Red Trail Energy Swap Note Principal Schedule for Payments
AMORTIZATION SCHEDULE — U.S. Rule (no compounding), 360 Day Year

		Beginning
	Date	Balance	Principal
Loan	12/11/2007	10,000,000.00

1	1/16/2008		285,183.83
2	4/16/2008		182,995.86
3	7/16/2008		186,511.41
4	10/16/2008		188,121.60
2008
Totals			842,812.70
5	1/16/2009		191,775.34
6	4/16/2009		199,285.44
7	7/16/2009		201,221.24
8	10/16/2009		203,278.78
2009
Totals			795,560.80

9	1/16/2010		207,226.90
10	4/16/2010		214,694.68
11	7/16/2010		217,097.72
12	10/16/2010		219,638.08
2010
Totals			858,657.38

13	1/16/2011		223,903.94
14	4/16/2011		231,326.03
15	7/16/2011		234,233.37
16	10/16/2011		237,294.85
2011
Totals			926,758.19

17	1/16/2012		241,903.64
18	4/16/2012		6,334,307.29
2012
Totals			6,576,210.93
Loan	12/11/2007	10,000,000.00